prospective  lessees  of the  Premises,  (b) to  conduct  such activities as are necessary or desirable for the operation and maintenance of, and to make repairs, alterations and improvements in, the Premises and/or the Building and their respective systems, facilities and equipment, (c) to remove any violation of Law noted or issued against the Building, the Premises or any part thereof, and (d) to read and maintain utility meters located therein. Any entry by Landlord shall be made on reasonable advance oral or written notice, except in emergency situations. Landlord shall have a pass key (or similar entry device) to the Premises and shall be allowed to bring materials and equipment into the Premises as required in connection with maintenance, repairs and alterations of the Premises and/or Building without any liability to Tenant and without any reduction of Tenant's obligations. If, during the last month of the Term, Tenant has removed all or. substantially all of Tenant's Property from the Premises, Landlord, without notice to Tenant, may immediately enter the Premises and alter, renovate and decorate the same, without liability to Tenant and without reducing or otherwise affecting Tenant's obligations hereunder. In exercising its rights under this Section 12.6, Landlord shall use reasonable efforts to avoid unreasonable interference with the normal conduct of Tenant's business in the Premises.

                                  ARTICLE XIII

                                  SUBORDINATION

                           SECTION  13.1  Subordination.  This  Lease,  and  all
                   rights of Tenant under it, are subordinate and subject to all present and future ground, master or operating leases of the Building and/or the Premises, and any and all present and future mortgages, security interests or other security documents upon or affecting the Building and/or the Premises, and to all advances thereunder and all renewals, replacements, modifications, amendments, consolidations and extensions thereof (all of the foregoing, collectively, the "Senior Interests," and holders of Senior Interests shall be referred to as "Senior Interest Holders"), unless any Senior Interest Holder elects, by written notice to Tenant, that this Lease shall be superior to its lease or mortgage. This
                   Section 13.1 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall within 20 days of demand therefor execute, acknowledge and deliver any instrument that Landlord, any Senior Interest Holder or any of their respective successors in interest may (in the form required by the Senior Interest Holder requesting the same) request to evidence such subordination. Landlord represents and warrants that as of the date hereof there are no Senior Interests affecting the Building.

             SECTION 13.2 Attornment. Any Senior Interest Holder who
                                        ----------
succeeds to the rights of Landlord under this Lease, whether1999, between TREMONT CAPITAL CORP., a Texas corporation, having an office c/o Fairfield Financial Group, 8 Greenway Plaza, Suite 1100, Houston, Texas 77046, hereinafter called "Landlord," and REDSTONE SECURITIES, INC., a having an office at 101 Fairchild Avenue, Plainview, New York 11803, hereinafter called

"Tenant."1/4


                  BASIC LEASE PROVISIONS:

                  The following provisions shall be referred to in this Lease as the Basic Lease Provisions. In the event of any conflict between any Basic Lease Provision and the balance of the Lease, the latter shall control.

                   1.      Location of Premises:
                  A portion of the Seventh Floor depicted on Exhibit "A"
                   2.      Rentable Area of
         Premises: 5,083 rentable square feet
                   3.      Percentage Share:                  1.80%
                   4.      Term:                               Five (5) years
                   5.      Renewal Option:    One five (5) year renewal option.
6.       Basic Annual Rent:
Year 1: $86,411.00 per annum ($17.00 per square foot), payable in equal monthly installments of $7,200.92

Year 2: $86,411.00 per annum ($17.00 per square foot), payable in equal monthly installments of $7,200.92

Year 3: $87,681.75 per annum (17.25 per square foot), payable in equal monthly installments of $7,306.82

Year 4: $88,952.50 per annum ($17.50 per square foot), payable in equal monthly installments of $7,412.71

Year 5: $90,223.25 per annum ($17.75 per square foot), payable in equal through exercise of remedies or by operation of law, is sometimes referred to herein as a "Successor Landlord". Upon a Successor Landlord's succession to the rights of Landlord under this Lease, at the option of the Successor Landlord, Tenant shall attorn to and recognize the Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any additional instrument that such Successor Landlord may reasonably request to evidence the attornment. Upon attornment, this Lease shall continue in full force and effect and as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in. this Lease, except however, such Successor Landlord shall not be (a) liable for any previous act or omission or negligence of Landlord under this Lease; (b) subject to any counterclaim, defense or offset, which theretofore shall have accrued to Tenant against Landlord; (c) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one month's rent, unless such modification or prepayment shall have been approved in writing by the Senior Interest Holders through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease; (d) liable for any security deposited pursuant to this Lease unless such security has actually been delivered to successor Landlord; (e) obligated to repair the Premises or the Building or any part thereof, in the event of total or substantial total damage beyond such repair as can reasonably be.accomplished from the net proceeds of insurance actually made available to Successor Landlord; or (f) obligated to repair the Premises or the Building or any part thereof, in the event of partial condeirination beyond such repair as can reasonably be accomplished from the net proceeds of any award actually made available to Successor Landlord, as consequential damages allocable to the part of the Premises or the Building not taken. Nothing contained in this Section 13.2 shall be construed to impair any right or remedy otherwise exercisable by any such owner, holder or lessee.

                  SECTION 13.3 Estoppel Statements. Tenant shall, within 10 days following receipt of Landlord's request to do so, execute, acknowledge and deliver to Landlord a statement in writing certifying to those facts for which such certification has been requested by Landlord or any current purchaser or Senior Interest Holder, including without limitation, that (a) this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and describing all such modifications), (b) the dates to which Rent, Additional Rent and other charges payable hereunder have been paid, if any, and Cc) whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement, obligation or condition contained in this Lease and, if so, specifying in reasonable detail each such default of which Tenant may have knowledge. Any statement delivered by Tenant pursuant to this Section may be relied upon by any current or prospective purchaser of the Building, any Senior Interest Holder and any assignees thereof.

                            SECTION 13.4 Attorney-In-Fact. Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant to execute any deliver any instruments and/or documents for or on behalf of Tenant which are provided under this Article XIII or otherwise in this Lease, such appointment being coupled with an interest.

                                   ARTICLE XIV

                            ASSIGNMENTS AND SUBLEASES

                            SECTION 14.1 Prohibition. Tenant shall not mortgage,
                  pledge, encumber or otherwise hypothecate this Lease or the Premises or any part thereof in any manner whatsoever without complying with the provisions of this Article XIV. Tenant shall not, whether voluntarily, involuntarily, by operation of law or otherwise: (a) assign or otherwise transfer this Lease, or (b) sublet the Premises or any part thereof or permit the Premises to be used or occupied by one (1) or more Persons other than Tenant, without in each instance strictly complying with the requirements of this Article XIV.

                  SECTION 14.2 Corporate and Partnership Transactions. If Tenant is a corporation, a dissolution of the corporation or a transfer (by one or more transactions) of a majority of the voting stock of Tenant by one or more Persons deemed insiders within the meaning of the Securities Exchange Act of 1934, as amended (other than any institutional investor holding less than 15% of the voting stock of Tenant that exercises no control over the operations or management of Tenant), shall be deemed an assignment of this Lease subject to this Article XIV, except that notwithstanding the foregoing, the merger or consolidation of Tenant with or into another corporation, more transactions, or whether one or more Persons hold the controlling interest prior to the transfer or afterwards.

                            SECTION 14.3 Landlord's  Recapture Rights.  Whenever
                  Tenant desires to sublease all or any part of the Premises for any period of time, or to assign this Lease, Tenant shall give notice othereof to Landlord, which notice shall comply with the provisions of Section 14.4 and shall contain a statement of the proposed commencement date of such sublease or assignment (the "Target Date"). The notice shall constitute an offer from Tenant (the "Offer") to Landlord, at Landlord's option, exercisable in Landlord's sole discretion, to terminate this Lease as to all of the Premises or such part thereof which Tenant desires to sublease. Landlord may exercise this option by notice to Tenant at any time within 30 Business Days after receipt of the Offer, and during this 30 Business Day period, Tenant shall not sublet the Premises or assign the Lease to any Person. The Target Date shall be not earlier than 90 days and not later than 365 days after the date of the Offer. If Landlord exercises its option to terminate this Lease, then this Lease shall terminate on the Target Date set forth in such Offer. The Rents shall .be prorated and paid through the termination date. If Landlord does not exercise its option to terminate this Lease, Tenant may sublease the Premises or assign the Lease; provided, however, that (a) Tenant must obtain Landlord's consent pursuant to Section 14.4, (b) the commencement date of such sublease or assignment shall not be earlier than the Target Date set forth in such Offer and

(c) Tenant must comply with the applicable provisions of this Article XIV.

                          SECTION 14.4 Consent by Landlord. Tenant may not enter
                   into any sublease or assignment without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned. Whenever Tenant seeks Landlord's consent under this Section 14.4, Tenant shall request the consent of Landlord in writing; and such request shall be accompanied by, in addition to those items required by Section 14.3, (a) an executed copy of the proposed sublease or assig-nment as to which Landlord's consent is sought and, in the case of an assignment, an executed copy of the assumption agreement required by Section 14.5, (b) a statement setting forth in reasonable detail the identity of the proposed sublessee or assignee, as the case may be, and the nature of its business, (c) financial statements or other evidence, reasonably satisfactory to Landlord, of the financial condition of the proposed sublessee or assignee and all other current financial information with respect to the proposed sublessee or assignee in Tenant's possession, and
                   (d) any other information reasonably requested by Landlord.

                  SECTION 14.5 Miscellaneous. No assignment of this Lease shall be valid or binding on Landlord unless and until (i) the assignee executes arid delivers to Landlord an agreement in form and substance satisfactory to Landlord, whereby the assignee assumes and agrees to be bound by all of the provisions of this Lease and to perform all of the obligations of Tenant hereunder and (ii) Tenant pays to Landlord a commission equal to the standard Long Island brokerage fee for a similar transaction. Notwithstanding any assignment or sublease to any other Person, Tenant shall remain fully liable for the payment of Rents and for the performance of all the other obligations of Tenant contained in this Lease. Any act or omission of an assignee or subtenant or any Person claiming under or through any of them that violates this Lease shall be deemed a violation of this Lease by Tenant.. The consent by Landlord to any assignment or sublease shall not relieve Tenant or any Person claiming through or under Tenant of the obligation to obtain the consent of Landlord, pursuant to the provisions of this Article XIV, to any future assignment or sublease. If Landlord declines to give its consent to any proposed assignment or sublease under circumstances where Landlord is entitled to do so under this Lease, or if Landlord exercises any of its options under Section 14.3. Tenant shall indemnify, defend (with counsel reasonably satisfactory to Landlord) and hold Landlord harmless against and from any and all loss, liability, damages, costs and expenses (including reasonable attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by any Person that claims it was damaged by Landlord's actions, including any proposed assignee or sublessee, or any broker or other Person claiming a commission or similar compensation in connection with the proposed assignment-or sublease.

                            SECTION 14.6 Additional  Charges.  If Landlord shall
                  consent to any assignment or subletting of this Lease, Tenant shall, in consideration theref or, pay to. Landlord, as Additional Rent, an amount equal to 100% of the net profits of such transaction which amount shall be paid to Landlord within 10 days of Tenant's receipt thereof.

                                   ARTICLE XV

                                     DEFAULT

             SECTION 15.1 Events of Default. The following shall be
                                                       -----------------
                  deemed events of default ("Events of Default"):

                            (a) If Tenant  shall fail to pay any portion of Base
                  Rent or Additional Rent when due and such failure shall continue for 5 days;

                  (b) If Tenant shall fail to observe and perform any provision of this Lease (other than those specifically mentioned in this Section 15.1) to be observed or performed by Tenant and such failure continues for 15 days after notice thereof by Landlord to Tenant, unless, if the nature of such failure is such that it cannot reasonably be cured within such 15 day period, (i) within that aforesaid 15 day period Tenant notifies Landlord that it intends to cure such failure and actually commences to cure such failure, and (ii) Tenant thereafter diligently proceeds to complete such cure within a reasonable time not to exceed 90 days;

                          (c) If, in violation of Article XIV,  this Lease shall
                   be hypothecated or assigned or if the Premises shall be sublet, or if there shall be attempts at such actions;

                            (d) If Tenant shall fail to execute, acknowledge and
                  deliver to Landlord any statements documents or instruments required under Article XIII within the time periods specified therein;

                            (e) If, in the event Tenant's obligations  hereunder
                  have been guaranteed, any guarantor shall breach any of its material obligations, representations, warranties, covenants or agreements under any such guaranty of this Lease, or if any case, proceeding or other action shall be commenced by or against such guarantor or Tenant under any Law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors;

                            (f) If the Premises.shall become deserted or abandoned for a period of 10 consecutive days or if Tenant fails .to take occupancy of the Premises within 30 days of the Commencement Date, it being agreed that the fact that any of Tenant's Property remains in the Premises shall not be evidence that Tenant has not deserted or abandoned the Premises.

                          SECTION 15.2 Remedies and Damages.

                            15.2.1 Termination. If any of such Events of Default
                  shall have occurred, Landlord may, at any time thereafter, give notice to Tenant stating that this Lease and the Term shall automatically expire and terminate on the date specified in such notice, which date shall be 2 days after the giving of such notice, and upon the expiration of such 2 day period, this Lease and the Term and all rights of Tenant under this Lease shall automatically expire and terminate as if the date on which such 2 day period expires were the Expiration Date herein definitely fixed, and Tenant immediately shall quit and surrender the Premises to Landlord.

                  15.2.2 Surrender and Re-Entry. If (a) Tenant shall fail to pay Base Rent or Additional Rent when due and such failure shall continue for 5 days after notice thereof from Landlord to Tenant, or (b) this Lease shall expire and terminate as provided in Section 15.1, then, in either such case, Tenant shall immediately quit and peacefully surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time thereafter, without further notice, reenter the Premises, either by summary proceedings or by any other applicable action or proceeding or otherwise, and remove all Persons and property from the Premises. The terms "reenter," "re-entry" or "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

                            If (a) Landlord  shall have  re-entered the Premises
                    as provided in this Section 15.2.2, or (b) this Lease shall have terminated and expired as provided in Section 1 5. 1, then, in either such case, Landlord may relet the Premises from time to time, .either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the then next succeeding Expiration Date, at such rental or rentals and upon such other conditions (that may include concessions and free rent periods) as Landlord may determine in its sole and absolute discretion; provided, however, that Landlord shall not be liable for refusal or failure to relet the Premises, or, in the event of any such relenting or refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise affect any such liability. Landlord may make such repairs, replacements, alterations, additions, improvements, decorations and, other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting., without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

                            15.2.3 Waiver of Notice and Redemption. Tenant hereby waives (a) the service of any notice of intention to reenter; and (b) all rights of Tenant to redeem the Premises or to restore the operation of this Lease after Tenant shall have been dispossessed or ejected there from by process of law or under the terms of this Lease or after any expiration or termination of this Lease, whether such dispossess, ejection, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease.

                            15.2.4 Damages. If this Lease and the Term shall terminate as provided in Section 15.2, or if Landlord shall re-enter the Premises as provided in Section 15.2.2 hereof, then, in either such event:

                    o (a) Tenant shall pay to Landlord all Base Rent and Additional Rent to the date upon which this Lease and the Term shall have expired or to the date of re-entry upon the Premises by Landlord, as the case may be;

(b) Tenant also shall pay to Landlord, as damages, any deficiency ("Deficiency") between the Rents for the period that otherwise would have constituted the unexpired portion of the'

                  Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section
                  15.2.2 for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease, Landlord's re-entry upon the Premises and such reletting including all repossession costs,. brokerage commissions, attorneys' fees and disbursements, alteration costs and other expenses of preparing the Premises for such reletting); any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of. installments of Base Rent, and Landlord shall be. entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

                            (c) whether or not Landlord shall have collected any
                  monthly Deficiency as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand in lieu of any further Deficiency as and for liquidated damages, a sum equal to the amount by.which the Rents for the period that otherwise would have constituted the unexpired portion of the Term exceeds the then.fair market rental value of the Premises for' the" same period (first deducting from such fair market rental

o value all of Landlord's expenses in connection with the `termination of this Lease, Landlord's re-entry upon the. Premises and reletting costs, if any, including all repossession costs, brokerage commissions, attorney's fees and disbursements, alteration costs and other expenses of preparing the Premises for reletting, but only to the extent such expenses have not already been paid to Landlord through prior court proceedings or otherwise), both discounted to present value at the rate of 6% per annum, less the aggregate amount of Deficiencies theretofore collected by Landlord for the same period; provided, however, that if, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period that otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon. such reletting shall be deemed, prima facie, to be the fair market rental value for the part of the Premises so relet during the term of the reletting.

                            C Monies Received. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceedings between Landlord and Tenant shall be deemed paid as compensation for the use and occupation of the Premises, and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rents or a waiver on the part of Landlord of any rights hereunder.

                            SECTION 15.3 Waiver of Trial by Jury and Counterclaims. Landlord and Tenant each waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Premises or the operation, maintenance or control of the Building. Tenant shall not interpose any counterclaim it may otherwise assert in any summary proceeding whether such summary proceeding is based on nonpayment of Rents or on Tenant's holding over after expiration of the Term or on any other basis pursuant to
                  Article 7 of the Real Property Actions and Proceedings Law of the State of New York, unless by not interposing such counterclaim Tenant would be barred from asserting such counterclaim in a separate' action or. proceeding.

                          SECTION 15.4 Partial Payment; No Waiver. No payment by
                   Tenant or receipt or acceptance by Landlord of a lesser amount than the full Rents due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right' to recover the balance, treat such partial payment as a default or pursue any other remedy provided in this Lease or at law or in equity. If at any time Tenant shall pay Landlord less than the full amount of Rents then due, Landlord shall have the right to apply such payment to any item or items of Rents that Landlord, in its discretion, deems appropriate. No consent or waiver, express or implied, by Tenant or Landlord of any breach of any obligation of the other party shall be construed as a consent or waiver to or of any other breach of the same or any other obligation. The failure of Landlord or Tenant at any time to insist upon the strict performance of any obligation of the other or to exercise any right or remedy herein contained (including the right to make any demand upon Tenant for payment of any Additional Rent due hereunder) shall not be construed as a waiver or relinquishment of the performance of such obligation or of the right to exercise any right or remedy in the future. The receipt or acceptance by Landlord of Rents or the payment by Tenant of Rents with knowledge of a breach by the other party of any term of this Lease shall not be deemed a waiver of such breach. The rights and remedies of either party provided in this Lease for a breach by the other are cumulative and not exclusive, and the exercise by either party of any other right or remedy it may have shall not preclude the concurrent or subsequent exercise of any other right or remedy it may have pursuant to this Lease, at law or in equity.

                            SECTION 15.5 Right to Cure. Landlord may, but shall not be obligated to, cure any default by Tenant under this Lease at any time after notice and the lapse of any cure period included within the conditional limitation to which such default relates, without giving further notice. Whenever Landlord so elects, all costs and expenses incurred by Landlord in curing any such default, including attorneys' fees and disbursements, together' with interest at the Interest Rate on the amount of costs and expenses so incurred commencing on the day such costs are paid by Landlord, shall be paid by Tenant to Landlord as Additional Rent within 20 days of demand.

              SECTION 15.6 Effect of Re-Entry. The mere re-entry or
                                         ------------------
                  taking possession of the Premises by Landlord shall not be construed as an election to terminate this Lease.

                            SECTION 15.7 Payment of Landlord's Expenses All costs and expenses, including attorneys' fees (whether or not legal proceedings are instituted), involved in collecting Rents or enforcing the obligations of Tenant under this Lease, including the cost and expense of instituting and prosecuting legal proceedings or recovering possession of the Premises after breach by Tenant or upon expiration or earlier termination of this Lease, to the extent such costs and expenses have not already been paid as a Deficiency or as liquidated damages under Section 15.2.4 shall be due and payable by Tenant as Additional Rent within 20 days of demand.

                                   ARTICLE XVI

                                  MISCELLANEOUS

                            SECTION 16.1 Ouiet Enjoyment So long as Tenant timely pays all the Rents and performs all of Tenant's other obligations hereunder within the time periods required under this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises during the Term without hindrance or ejection by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease. This covenant is a covenant running with the land and is subject to Article XII.

                            SECTION 16.2 Broker. Each of Landlord and Tenant represents to the other that it has dealt with no broker in connection with this Lease other than Real Estate Strategie.s and DNC Capital Corp. (collectively, "Broker"). Each of Landlord and Tenant agrees to indemnify, defend and hold harmless the other from and against any claims, based or alleged to be based upon the acts or omissions of the indemnifying, party, for any brokerage commission or finder's fee with respect to this Lease by persons other than Broker and for all costs, expenses and liabilities incurred in connection with such claims, including attorneys' fees and disbursements arising out of a breach of the foregoing representation.

                            SECTION 16.3 No  Recording.  Tenant shall not record
this Lease or any memorandum thereof.

                            SECTION 16.4 Entire Agreement. This Lease (including
                    the Exhibits attached hereto, whether executed or not) contain all of the agreements and understandings between the parties related to the leasing of the Premises and the respective obligations of Landlord and Tenant in connection therewith. All prior agreements and understandings between the parties have merged into this Lease and such other documents referred to in this Section 16.4.

                            SECTION 16.5 Amendments. No agreement shall be effective to amend, change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, . in. whole or in.part, unless such `agreement is in writing, refers expressly to this Lease,' and is signed by. Landlord and Tenant.

                            SECTION 16.6 Successors. Except as otherwise expressly provided herein, the obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto; provided, however, that no assignment, sublease or other transfer in violation of the provisions of
                    Article XIV shall operate to vest any rights in any putative assignee, sublessee or transferee of Tenant.

SECTION 16.7 Force Maieure. Landlord shall have no liability whatsoever to Tenant on account of the inability
                                         -------------
                            of Landlord to
         timely fulfill any of Landlord's obligations under this Lease (other than those relatingto the payment of money) by reason of any strike, lockout or other labor trouble; inability to obtain labor, materials, coal, oil, or other suitable fuel or reasonable substitutes therefor or the failure of the supply of any thereof; acts of God, fire or other casualty; governmental preemption of priorities or other controls in connection with a public emergency; governmental restrictions or requirements of Laws; enemy or hostile governmental action; civil commotion; or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control (the foregoing events are collectively referred to as "Force Majeure"). If this Lease specifies a `time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of Force Majeure.

                            SECTION 16.8 Post-Termination Obligations. Upon the' expiration or earlier termination of this Lease, neither party shall have any obligation or liability to the other in respect of any period after such expiration or termination (except as otherwise expressly provided in this Section 16.8 or elsewhere in this Lease), but all obligations and liabilities under this Lease in respect of any period prior to such expiration or termination shall survive such termination or expiration. Notwithstanding the foregoing, (a) in case of any termination or expiration under Article XV, Tenant shall remain liable as provided therein, and

                    (b) Tenant's or Landlord's accrued liability or obligations, as the case may be, under this Lease shall in all events survive the expiration or earlier termination of the Term.

                            SECTION 16.9 Interpretation.
                                         --------------

                            16.9.1 Governing Law. (a) This Lease shall be governed by, and be construed in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws. To the fullest extent permitted by law, Tenant hereby unconditionally and irrevocably waives any claims to assert that the law of any other jurisdiction governs this Lease and agrees that this Lease shall be governed by and construed in accordance with the laws of the State of New York pursuant to 5-1401 of the New York General Obligations Law.

                            (b) Any legal  suit,  action or  proceeding  against
                    Tenant or Landlord arising out of or relating to this Lease may be instituted in any federal or state court in Nassau County, New York, pursuant to 5-1402 of the New York General Obligations Law, and Tenant hereby waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or .proceeding including, without limitation, any claim of forum non convenient pursuant to any rule of common law and/or any applicable federal or state statute, law or provision, and Tenant hereby irrevocably, submits to the jurisdiction of any such court in any suit; action or proceeding.

                            16.9.2 Invalidity. If any provision of this Lease or
                    the application thereof to any Person or circumstance shall be invalid or unenforceable, the remainder of this Lease and the application of that provision to other Persons or circumstances shall not be affected but rather shall be enforced to the fullest extent permitted by law.

                            16.9.3 Covenants. Each provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision or covenant.

                            16.9.4 Number and Gender.  All words used or defined
                    in this Lease or the Exhibits hereto, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

                            16.9.5 Exhibits. All exhibits, schedules and riders appended to this Lease are incorporated herein and by this reference made a part hereof. References to "Exhibits" or "Schedules" shall be to Exhibits and Schedules attached to this Lease except where the context requires otherwise.

                            SECTION 16.10 Submission of Lease. The submission of
                    this Lease to Tenant or its broker, agent or attorney for review or signature does not constitute an offer to Tenant to lease the Premises or the granting of an option to do so. This instrument shall have no binding force or effect until its execution and unconditional delivery by both Landlord and Tenant.

                            SECTION 16.11  Notices.  Consents  andApprovals.  In
                    order to be effective, any notice, demand, consent or approval ("Notice") hereunder shall be in writing (except as otherwise expressly stated herein) and signed by the party giving such Notice. Any Notice in writing shall be personally delivered, sent by a nationally recognized courier service, or.mailed by registered or certified mail, return receipt requested, addressed, (a) if to Tenant, at the Address of Tenant or Such other address as Tenant shall have last designated by notice as provided in this Section
                    16.1 1 to Landlord, and (b) if to Landlord, to the Address of Landlord, or at such other address as Landlord shall have last designated by Notice as provided in this Section 16.11 to Tenant, in any case, with a copy to Rubin Baum Levin Constant & Friedman, 30 Rockefeller Plaza, New York, N.Y. 10112, Attn.: David A. Mandel, P.C., and with a. copy to Landlord's Agent or to such `other address as such party shall have last designated by notice in writing to the party. giving the notice. Notices in writing shall be deemed given when personally delivered or.upon receipt (or refusal of receipt) if mailed or sentby a courier service.

                            SECTION  16.12  Directory  Listings.   Landlord,  at
                    Tenant's request, shall maintain Tenant's name on the directory board located in the lobby of the Building.

                            SECTION 16.13 Sicinage.  Tenant shall have the right
                    to install appropriate sig-nage identifying Tenant or any subtenant permitted under Article XIV, in keeping with the nature of the Building, on the doors to the Premises.

                            SECTION 16.14 Security Deposit. Tenant shall deposit the Security DepoSit with Landlord on the signing of this Lease as security for the faithful performance and observance by Tenant of the provisions of this Lease. If Tenant defaults, after the giving of any required notice and the expiration of any required grace period, in any of its obligations under this Lease, Landlord may apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Rents as to which Tenant is in default or for any sum that Landlord may expend or may be required to expend by reason of Tenant's default under this Lease. If Tenant shall comply wjth all of its obligations under this Lease, the Security Deposit shall be returned to Tenant without interest and less any expenses incu.rred but not paid by Tenant in accordance with this Lease, within 60 days after the expiration of the Term and after delivery of possession of the entire Premises to Landlord. Upon a sale or transfer of the Building or any other transaction set forth in Section 12.2. Landlord shall have the right to transfer the Security Deposit to the vendee, lessee or transferee and Landlord shall thereupon be released by tenant from all liability for the return of the Security Deposit; and Tenant shall look solely to the new landlord for the return of the Security Deposit. The provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the Security Deposit, and neither Landlord nor its successors or assigns shall ,be bound by any such assignment. encumbrance, attempted assignment or attempted encumbrance.

         16.14.1 Restoration/Reduction of Security. It is understood and agreed that the amount of Tenant's Security Deposit throughout the term of this Lease shall at all times be equal to 2 monthly installments of Base Rent, as the same shall increase each Lease Year of the Term. If Landlord is required to apply or draw upon all or any part of the Security Deposit to cure any default by Tenant under this Lease, Tenant shall, within 10 days of notice or demand by Landlord, reStore such Security Deposit to an amount equal to 2 monthly installments of Base Rent then due under this Lease.

         SECTION 16.15 Building Security. Landlord shall be the sole determinant of the type and amount of security services to be provided in the Building. In all events and notwithstanding any provision of this Lease to the contrary, Landlord and the Landlord Parties shall not be liable to Tenant and Tenant hereby waives any claim against Landlord, for (a) any unauthorized or criminal entry of third parties into the Premises or the Building, or (b) any damage to persons or property in or about the Premises or the Building by' or from any unauthorized or criminal acts of third parties, regardless of any action, inaction, failure, breakdown, malfunction of the security services provided or any negligence on the part of Landlord or any Landlord Party.

                            SECTION 16.16 Relocation. Landlord expressly reserves the right at Landlord's sole cost and expense to remove Tenant from the Premises and to relocate Tenant in. some other space of Landlord's choosing of approximately the same dimensions and size within the Building, which other space shall be improved and decorated by Landlord at Landlord's expense Landlord shall have the right, in Landlord's sole discretion, to use such decorations and materials from the existing Premises, or other materials so that the space in which Tenant is relocated shall be comparable in its interior design and decoration to the Premises from which Tenant is removed. Nothing herein contained shall be construed to relieve Tenant or imply that Tenant is relieved of the liability for or obligation to pay any Additional Rent due by reason of the provisions of
                            Section 2.3 of this Lease, the

                                   provisions  of  which   paragraph   shall  be
                  applied to the space in which Tenant is relocated on the same basis as said provisions were applied to the Premises from which Tenant is removed. Tenant agrees that Landlord's exercise of its election to remove and relocate Tenant shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligations to pay any Rents and perform the covenants and agreements hereunder for the full Term IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this Lease by their respective duly authorized representatives as of the day and year first above written.

                                    LANDLORD:

                             Lighthouse 300 Limited Partnership

                            By:

By:




TENANT:

                            Redstone Securities, Inc.

                                    EXHIBIT B

                                   Definitions

                    Whenever used in this Lease. The following terms shall have the indicated meanings:

                    Address of Landlord: As defined in Section 1.1.
                    -------------------

                    Address of Tenant: As defined in Section 1.1.
                    -----------------

                    Additional Rent:              As defined in Section 3.2.
                    ---------------

                    Alteration: The installation, relocation or removal of any Improvement. An Alteration may include (a) repair work performed by Tenant pursuant to Article VIII or (b) compliance work performed by Tenant pursuant to Section if such work involves the installation, relocation or removal of any Improvement.

                    Base Rent: As defined in Section 1.1.
                    ---------

Building: The office building, other improvements and underlying land known as 300 Merrick Road, LyniDrook, New York. --------

                    Building Service Systems: All mechanical, electrical, plumbing, gas, telecommunication, sanitary, sprinkler, HVAC, security, life safety, elevator and other systems or facilities that service the Building up to the point of localized distribution to the Premises (if and to the extent any such systems or facilities service the Premises) and excluding any systems or facilities located in the Premises or extending beyond such point of localized distribution.

Building Standards: Such standards as Landlord may adopt and generally enforce uniformly from time to time to govern ------------------ the technical aspects of alterations to the Premises.

Business Days: Monday through Friday, other than Federal or New York State or union legal holidays. -------------

                    Business Hours:            As defined in Section 6.2.
                    --------------

                    Commencement Date: As defined in Section 1.1.
                    -----------------

                    Common Areas:           As defined in Section 8.3.
                    ------------

                    Deficiency: As defined in Section 15.2.4.
                    ----------

                    Electric Inclusion Amount: As defined in Section

Eminent Domain:   As defined in Section 10.1.
--------------

                    Force Majeure As defined in Section 16.7.
                    -------------

                    GAAP: Generally accepted accounting principles,
                   consistently applied.
                    ----

Hazardous Materials: Any element, compound, chemical mixture, contaminant, pollutant, material, waste or other
                    -------------------
substance which is defined, determined or identified as a "hazardous substance", hazardous waste or hazardous material under any federal, state or local statute, regulation or ordinance applicable to the Premises, as well as any amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time, including, without limitation, the following: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 u.s.c., 33 U.S.C., 42 U.S.C. and 42 U.S.C.ss.9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C.ss.6901 et seq.); (iii) the Hazardous Materials Transportation Act (49 U.S.C.ss.1801 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C.ss.2601 et seq); (v) the Clean Water Act (33 U.S.C.ss.1251 et seq.); (vi) the Clean Air Act (42 U.S.C.ss.7401 et seq); (vii) the Safe Drinking Water Act (21 U.S.C.ss.349; 42 U.S.C.ss.201 andss.300f et seq); (viii) the National Environmental Policy Act of 1969 (42 U.S.C.ss. 3421); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C.ss.1101 et seq.) and (xi) the Environmental Conservation Law of the State of New York (modified in section 17 1/2 of McKinney's 1984).

                    HVAC: Heating, ventilation and air conditioning.
                    ----

Improvement: Any fixed improvement in, to or upon the Premises made by or for any tenant or occupant.
                    -----------

                   Insurance Requirements:        As defined in Exhibit D.
                   ----------------------

                    Interest Rate:          As defined in Section 3.5.
                    -------------

                    Land: The real property upon which the Building is situated.
                    ----

                    Landlord: As defined in the introductory paragraph
                  of this Lease.
                    --------

Landlord Parties: Landlord, any Senior Interest Holder, Landlord' s Agent, the managing agent for the Building, and any partner, principal, director, officer, agent or employee of any of the foregoing.

                    Landlord's Agent: Lighthouse Real Estate Management LLC, c/o

       Sheinker. Wasserstein Realty Services, Inc., 581 Sixth Avenue, 4th
                         Floor, New York, New York 10011

Landlord's Electrical Consultant: As defined in Section 6.1. Landlord's Work As defined in Exhibit E. -------------------------------- ---------------

                   Law(s): The terms "law," "laws, "provisions of law," "requirements of law," and words of similar import shall mean present and future laws, statutes (including the Americans with Disabilities Act, 42 U.S.C. ss. 12,101 et seq.), ordinances, codes (including building and fire codes), rules (including the rules and requirements of the Occupational Safety and Health Administration relating to indoor air quality codified at 29 CFR parts 1910, 1915, 1926 and 1928), regulations, requirements, decrees, orders and directives of any or all of the federal, state, county and city governments and all agencies, authorities, bureaus, courts, departments, subdivisions, or offices thereof, and of any other governmental, public or quasi-public authorities (including the board of fire underwriters or other insurance body) having jurisdiction over the Building or the Premises, and the direction of any public officer pursuant to law, whether now or hereafter in force. References to :specific statutes include (a) successor statutes of similar purpose and import, and (b) all rules, regulations and orders made thereunder.

                   Lease Year: Any calendar year all or any part of which falls within the Term.
                   ----------

                   Measurement Standards: The measurement standards applicable to any particular space set forth in the Recommended Method of Floor Measurement For Office Buildings and Stores published by the Real Estate Board of New York and effective January 1, 1987.

                    Mechanics Lien: Any mechanics or other lien or encumbrance filed, claimed or asserted in connection with any Alteration or any other work, labor, services or materials done for or supplied to Tenant or any Person claiming through or under Tenant.

                   Notice: As defined in Section 16.11.
                   ------

                    Objection Notice: As defined in Section 4.5.
                    ----------------

                   Offer: As defined in Section 14.3.
                   -----

                    Person: A natural person, firm, corporation, partnership,
                   joint venture, trust (including any
                    ------
                    beneficiary thereof, association, unincorporated association or other form of business or legal entity, as the case may be.

Premises:         As defined in Section 1.1.
--------

                   Prohibited Use: Any use or occupancy of the Premises (other than a Permitted Use) that, in the sole opinion of Landlord, as the case may be, (1) violates any certificate of occupancy in force for the Premises or the Building; (2) causes or is likely to cause damage to the Building, the Premises or any equipment, facilities or other systems therein; (3) impairs the character, reputation, image or appearance of the
                   Building; (4) interferes with the proper, efficient and economic maintenance, operation and repair of the Building or its equipment, facilities or systems, including without limitation, the Building Service Systems; (5) constitutes a nuisance, annoyance or inconvenience to other tenants or occupants of the Building or interferes with or disrupts the use or occupancy of any area of the Building (other than the Premises) by other tenants or occupants; (6) results in demonstrations, bomb threats or other events that require evacuation of or increased security for the Building or otherwise disrupts the use, occupancy or quiet enjoyment of the Building by other tenants and occupants; (7) interferes with the transmission or reception of microwave, television, radio or other communication signals by antennae located on the roof of, or elsewhere in, the Building: (8) violates any provision of any financing documents from time to time encumbering the Building, all covenants, conditions and restrictions affecting the building or any modifications, amendments, substitutions, replacements, Supplements or additions to any of the foregoing; or (9) violates any requirement or condition of any insurance policy maintained by Landlord in connection with the Building or of the standard fire insurance policy issued for office buildings in the County of Nassau or the rules and regulations of the New York Board of Fire Underwriters or Insurance Services Office (or similar bodies). In addition to the foregoing, a Prohibited Use also includes the use of any part of the Premises for: (i) a restaurant or bar; (ii) the preparation, consumption, storage, manufacture or sale of food, beverages, liquor, tobacco or drugs (excluding the sale, storage and consumption of food or beverages from or in connection with vending machines installed for use by Tenant's employees);
                   (iii) the business of photocopying, multiplying or offset printing (but Tenant may use part of the Premises for photocopying in connection with its own business); (iv) a typing or stenography business; (v) a school or classroom;
                   (vi) cooking, lodging or sleeping; (vii) the operation of retail facilities of a savings and loan association or retail facilities of any financial, lending, securities brokerage or investment activity; (viii) medical or dental offices or laboratories; (ix) a barber, beauty or manicure shop; (x) an employment agency, executive search firm or similar enterprise; (xi) a consulate; (xii) the manufacture, retail sale, storage of merchandise or auction of merchandise, goods or property of any kind; or (xiii) any immoral or illegal purposes.

Rents: As defined in Section 3 3.
-----

                  Rules and Regulations:             As defined in Section 5 3.
                  ---------------------

                  Security Deposit:                  As defined in Section 1.1.
                  ----------------

                  Senior Interest Holders:           As defined in Section 13.1.
                  -----------------------

                  Senior Interests:                  As defined in Section 13.1.
                  ----------------

                   Substantially Completed: Such completion as (excluding any alterations or work to be performed by Tenant) which would enable Tenant to reasonably and conveniently use and occupy the Premises for the conduct of its ordinary business, even though minor details, decorations, and/or mechanical adjustments may remain to be completed by Landlord to Landlord's Work.

                   Target Date:         As defined in Section 14.3.
                   -----------

                  Taxable Property:               As defined in Section 4.1.5.
                  ----------------

                  Tax Statement:            As defined in Section 4.1.4.
                  -------------

                   Tax Year:        As defined in Section 4.1.1.
                   --------

                  Taxes:         As defined in Section 4.1.3.
                  -----

                  Tenant:   As defined in the introductory paragraph of
                            this Lease.
                  ------

                   Tenant's Improvements:   Improvements made to the Premises
                   by Tenant.
                   ---------------------

                   Tenant's Property:              As defined in Section 8.2.
                   -----------------

                  Tenant's Share:              As defined in Section 1.1.
                  --------------

                   Tenant's Tax Payment:     As defined in Section 4.2.
                   --------------------

Term:             As defined in Section 1.1.
----

                                    EXHIBIT C

                              Rules and Requlations

                            1.  The  sidewalks,  areas,  entrances,  vestibules,
                    passages, corridors, halls, elevators and stairways shall not be encumbered nor obstructed by any of the tenants, their agents, clerks, servants or visitors, or be used by them for any other purpose than for ingress and egress to and from their respective premises. Landlord reserves the right to restrict and regulate the use of aforementioned public areas of the Building by the tenants, their employees, guests, contractors and customers and by persons making deliveries to tenants, including but not limited to the right to allocate certain elevators for delivery service, and the right to designate which Building entrances shall be used by persons making deliveries in the Building.

                            2. The doors, skylights, and windows that reflect or
                    admit light into passageways or into any place in the Building shall not be covered or obstructed by any tenant.

                            3. The water-closets, wash-closets, urinals and other water apparatus shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, ashes, chemicals, refuse from electric batteries, or other substances shall be thrown therein. No tenant shall lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor covering of the Premises, and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive material being expressly prohibited

                            4. No tenant shall mark,  paint,  drill into,  drive
                    nails into, or in any way damage, mutilate or deface any walls, ceilings, partitions, floors, wood, stone or iron work of the Building, except in connection with Alterations.

5. No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on any of the windows or doors or on any other part of the outside or the inside of the Building No awnings or other projections shall be attached to the outside walls or windows of the Building without the prior consent of Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the premises demised to any tenant or occupant, without the prior consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in a manner approved by Landlord. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the premises demised to any tenant or occupant or of the Building without the prior consent of Landlord. Interior signs on door and directory tablets, if any, shall be of a size, color and style approved by Landlord.

         6. No tenant shall do anything or permit anything to be done, in its Premises, or bring or keep anything therein or in the Building, that will in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or those having business with them. Tenants, their agents, clerks, servants or visitors, shall not make or cause any improper noises in the Building, or interfere in any way with other tenants, or those having business with them.

         7. No freight, furniture, or bulky matter of any description will be received into the Building, or carried up or down, except during hours and in the manner designated by Landlord, which may involve overtime work for Landlord's employees, agents or contractors. Tenants shall reimburse Landlord for costs incurred by Landlord, including the cost of such overtime work. The moving of safes shall occur at such times as Landlord shall designate upon previous notice to Landlord or Landlord's agent; and the persons employed to move the safes in and out of the Premises must be acceptable to Landlord in its sole discretion. No tenant shall use the passenger elevators for the hauling and removal of materials or debris and the same shall be done only after Business Hours and only via the designated freight elevator.

         8. Tenants shall not install any locks or bolts on any doors nor make any changes in existing locks unless Tenant promptly provides Landlord with a key or combination thereto. All keys shall be keyed to the building master. Each tenant must, upon the termination of the tenancy, restore to Landlord all the keys (or other similar access devices) of offices, rooms and toilet-rooms which shall have been furnished to Tenant or that Tenant shall have had made, and in the event of loss of any keys so furnished shall pay Landlord therefor.

9. Tenant shall not use the Premises for the manufacturing or storage of merchandise or for lodging.

10. Nothing shall be swept or thrown by the tenants or by their agents, clerks, servants or visitors into the corridors, halls, stairways, elevators, or light shafts, or upon the skylights of the Building, or into or upon any heating or ventilating registers, or plumbing apparatus in the Building, or upon adjoining buildings or upon the street. No awnings or other projections shall be attached to the outside walls of the Building.

11. No animals (except seeing eye dogs) or birds shall be kept in or about the Premises.

12. Tenants shall not bring into the Building or keep to use in the Building any Hazardous Material.

         13. No tenant shall cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the Premises. No tenant shall install or permit the installation or use of any machine dispensing goods for sale, including without limitation foods, beverages, cigarettes or cigars; or permit the delivery of any food or beverage to the Premises. No food or beverages shall be carried in the public halls and elevators of the Building except in closed containers.

         14. Tenants shall not obtain any towel supply service or ice service except from Persons approved by Landlord, nor obtain drinking water for delivery on the Premises from any source not approved by Landlord. Canvassing, peddling and soliciting are prohibited in the Building and Tenant shall cooperate to prevent the same.

15. Telegraph, telephone and other wires and instruments shall not be introduced by Tenant without previous notice to Landlord and with its reasonable approval.

         16. Landlord reserves the right to exclude from the Building between the hours of 6:00 o'clock p.m. and 8:00 o'clock a.m. on weekdays, on Saturdays, Sundays and legal holidays, all Persons who do not present a pass to the Building signed by Landlord or Landlord's agent. Landlord or its agent will furnish passes to Persons for whom any tenant requests same in writing. Each tenant shall be responsible for all Persons for whom he requests such pass and shall be liable to Landlord for all acts of such Persons. Landlord may require all such Persons to sign a register on entering and leaving the Building.

17. Landlord shall not be responsible to Tenant for the non-observance or violation of these rules and regulations by any other tenant or occupant.

         18. Landlord may from time to time adopt additional systems and procedures to improve the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, finishing or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto.

19. Tenant shall conduct all aspects of its operations so as to preserve labor harmony and to insure that the security and operations of the Building shall not be disrupted.


20. Landlord reserves the right to rescind, alter, waive or add, as to one or more or all tenants, any rule or regulation at any time prescribed for the Building when, in the judgment of Landlord, Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building or the Premises, the preservation of good order therein, the operation or maintenance of the Building, the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver or addition of any rule or regulation in respect of one tenant shall operate as a rescission, alteration or waiver in respect of any other tenant.

         21. Tenant shall not place a load upon any floor of the Premises that exceeds 50 pounds live load per square foot (except in locations expressly indicated by Landlord in writing to have been reinforced to bear greater live loads) . Business machines and mechanical equipment used in the Premises that cause vibrations or noise that may be transmitted to any other space in the Building to such a degree as to be reasonably objectionable to Landlord or to any tenants or occupants of the Building shall be placed and maintained by Tenant, at its expense, in settings of cork, rubber or spring-type vibration eliminators sufficient, in Landlord's judgment, to eliminate such vibrations or noise.

         22. Tenant shall neither contract for, nor employ, any labor in connection with the maintenance or cleaning of, or providing of any other services to, the Premises (but excluding Tenant's Property) without the prior consent of Landlord in its sole discretion (Landlord may withhold any such consent on the ground that use of such service provider would disturb labor harmony in the Building.)

         23. All removals from the Building, or the carrying in or out of the Building or the premises demised to any tenant, of any safes, freights, furniture or bulky matter of any description must take place at such time and in such manner as Landlord or its agents may determine, from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the Building Rules or the provisions of such tenant's lease.

         24. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building.

25. Each tenant, before closing and leaving the premises demised to such tenant at any time, shall see that all entrance doors are locked, all windows are closed and all lights are turned off.

26. The requirements of tenants will be attended to only upon application at the office of Landlord. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside cf their regular duties, unless under specific instructions from the office of Landlord.

26. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Landlord may require.

The following requirements (collectively, the `Insurance Requirements") shall be complied with by Tenant at all times during the Term:

1. Insurance to be Maintained by Tenant. At all times during the Tern, Tenant shall maintain, at Tenant's expense., the following insurance coverage:

         (a) fire and extended coverage property insurance covering all physical loss to the Improvements, Alterations and Tenant's Property in the Premises for their full replacement value;

         (b) broad form commercial general liability insurance (including protective liability coverage on operations of independent contractors engaged in construction and blanket contractual liability insurance), written on A per occurrence basis with an aggregate limit of not less than $5,000,000, a per occurrence limit of not less than $1,000,000, and with other limits reasonably satisfactory to Landlord;

         (c) business interruption insurance covering risk of loss due to the occurrence of any of the hazards covered by the insurance to be maintained by Tenant described in Paragraph 1(a) with coverage in a face amount of not less than the aggregate amount, for a period of 12 months following the insured-against peril, of 100% of all Rents to be paid by Tenant under this Lease;

         (d) worker's compensation insurance and employer's liability coverage in statutory limits, and New York State disability insurance as required by Law, covering all employees; and

         (e) such other coverage as Landlord may reasonably require with respect to the Premises, its use and occupancy and the. conduct or operation of business therein. Landlord may, from time to time, but not more frequently than once every year, adjust the minimum limits set forth above.

         2. Insurer and Policy Requirements. All insurance policies to be maintained under Paragraph I (a) shall be issued by companies of recognized responsibility, licensed to do business in the State of New York, reasonably acceptable to Landlord, and maintaining a. rating of A-/VI or better in Best's Insurance Reports-Property-Casualty (or an equivalent rating in any successor index adopted by Best's or its successor), o(b) shall provide that they may not be cancelled or modified unless Landlord and all additional insureds and loss payees thereunder are given at least 30 days prior written notice of such cancellation or modification, (c) shall name, as additional insureds, Landlord, Landlord's Agent and any Senior Interest Holder whose name and address shall have been furnished to Tenant, and (d) shall be primary and non-contributory in all respects. All policies providing fire and extended coverage property insurance coverage pursuant to Paragraph 1(a) shall name, as loss payees, Landlord, each Senior Interest Holder and Tenant, as their interests may appear.

         3. Evidence of Coverage; Renewals. Prior to the Commencement Date or, in the case of insurance required during the performance of Alterations, prior to the commencement of the Alterations, Tenant shall deliver to Landlord certificates of insurance for the insurance coverage required by Paragraph I and, if required by Landlord, copies of the policies theref or, in each case, in form and providing for deductibles reasonably satisfactory to Landlord. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord certificates of renewal at least 30 days before the expiration of any existing policy. If Tenant fails to procure or maintain any insurance required by this Lease and to pay all premiums and charges theref or, Landlord may (but shall not be obligated to) pay the same, and Tenant shall reimburse Landlord, within 20 days after demand, for all such sums paid by Landlord. Any such payment shall not cure or waive any default by Tenant in the performance of its obligations hereunder, nor shall the foregoing right of Landlord to make such payment in any way limit, reduce, diminish or impair the rights of Landlord under the terms of this Lease or at Law or in equity arising as a result of any such default.

4. Additional Insurance; Blanket Insurance. Tenant shall not carry separate or additional insurance, concurrent in form or contributing in the event of any loss or damage with any insurance required to be obtained by Tenant under this Lease unless the parties required by Paragraph 2 to be named as additional insureds or loss payees thereunder are so named.. Tenant may carry any insurance coverage required of it hereunder pursuant to blanket policies of insurance so long as the coverage afforded Landlord and the other additional insureds or loss payees, as the case may be hereunder shall not be less than the coverage that would be provided by direct policies.